Exhibit 99.1

Laird Superfood Confirms Receipt of Unsolicited Offer

SISTERS, Oregon – August 17, 2022 – Laird Superfood, Inc. (NYSE American: LSF) (“Laird Superfood” or “Company”) today confirmed that it has received an unsolicited offer from EF Hutton SPV I LLC to acquire all of the Company’s outstanding common stock for $3.00 per share in cash.

The Laird Superfood Board of Directors will carefully review the proposal and determine the course of action that it believes is in the best interests of the Company and all Laird Superfood shareholders. Laird Superfood shareholders do not need to take any action at this time.

Laird Superfood does not intend to further comment publicly on these matters unless it determines it is in the best interest of shareholders to do so.

About Laird Superfood

Laird Superfood, Inc. creates award-winning, plant-based superfood products that are both delicious and functional. The Company’s products are designed to enhance your daily ritual and keep consumers fueled naturally throughout the day. The Company was co-founded in 2015 by the world’s most prolific big-wave surfer, Laird Hamilton. Laird Superfood’s offerings are environmentally conscientious, responsibly tested and made with real ingredients. Shop all products online at lairdsuperfood.com and join the Laird Superfood community on social media for the latest news and daily doses of inspiration.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by the use of terminology such as “believe,” “expects,” “may,” “will,” “intend,” “determine,” or similar expressions or the negative of such expressions which are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the unsolicited offer from EF Hutton SPV I LLC and the review thereof by the Company’s Board of Directors. These forward-looking statements are based on Laird Superfood’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties, assumptions and changes in circumstances that may cause Laird Superfood’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement.

These risks and uncertainties include, but are not limited to, (1) volatility regarding our revenue, expenses, including shipping expenses, and other operating results; (2) our ability to acquire new direct and wholesale customers and successfully retain existing customers; (3) our ability to attract and retain our suppliers, distributors and co-manufacturers, and effectively manage their costs and performance; (4) the financial condition of, and our relationships with, our suppliers, co-manufacturers, distributors, retailers and foodservice customers, as well as the health of the foodservice industry generally; (5) the ability of ourselves, our suppliers and co-manufacturers to comply with food safety, environmental or other laws or regulations; (6) our plans for future investments in our business, our anticipated capital expenditures and our estimates regarding our capital requirements; (7) the costs and success of our marketing efforts, and our ability to promote our brand; (8) our reliance on our executive team and other key personnel and our ability to identify, recruit and retain skilled and general working personnel; (9) our concentrated shareholder base my enable a small number of shareholders, including our directors and officers, to affect matters requiring shareholder approval (14) our ability to effectively manage our growth; (10) our ability to compete effectively with existing competitors and new market entrants; and (11) the growth rates of the markets in which we compete, as well as risks set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and in the Company’s other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. We expressly disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contact

ICR

Reed Anderson

646-277-1260

Reed.Anderson@icrinc.com